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Exhibit 99.2
                               TRUSTEE'S DISTRIBUTION STATEMENT

                               TO THE HOLDERS OF:           97-BELLSOUTH-1
                               The Bank of New York, as Trustee under the
                               Corporate Bonds Backed Certs.
                               Class A-1 Certificates
                               CUSIP NUMBER:                219-87H-AL9

in accordance with the Standard Terms and Conditions of Trust, The Bank of
New York, as trustee submits the following cash basis statement for the period
ending :                                                          July 15, 1998

INTEREST ACCOUNT
Balance as of              January 15, 1998                                   0
      Schedule Income received on securities..................          1269524
      Unscheduled Income received on securities...............                0
      Schedule Interest received from Swap Counterparty.......                0
      Unscheduled Interest received from Swap Counterparty....                0
      Interest Received on sale of Securties..................                0
LESS:
      Distribution to Beneficial Holders.............           1266524
      Distribution to Swap Counterparty..............                 0
      Trustee Fees...................................              2250
      Fees allocated for third party expenses.....                  750
Balance as of                 July 15, 1998          Subtotal            510476


PRINCIPAL ACCOUNT
Balance as of              January 15, 1998                                   0
      Scheduled Principal payment received on securities......           510476
      Principal received on sale of securities............                    0
LESS:
      Distribution to Beneficial Holders.............           510476
      Distribution to Swap Counterparty..............                0
Balance as of                 July 15, 1998          Subtotal                 0
                                                     Balance                  0
                    UNDERLYING SECURITIES HELD AS OF:     July 15, 1998

Principal                                   Title of Security
Amount                                      LEHMAN CORP BD-BACKED CERTIFICATES
            50000000                        CUSIP# : 079-857-AF5